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                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 30, 2001
                                                         -----------------


                              VERTEL CORPORATION
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              (Exact Name of Registrant as Specified in Charter)



         California                    0-19640                 95-3948704
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification No.)


21300 Victory Boulevard, Suite 700, Woodland Hills, California        91367
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        (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (818) 227-1400
                                                           --------------


                                      N/A
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         (Former name or former address, if changed since last report)
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     Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Agreement and Plan of Reorganization and Liquidation dated May 30, 2001 (the "Agreement"), Vertel Corporation, a California corporation ("Vertel"), purchased substantially all of the assets and assumed substantially all of the liabilities of Trigon Technology Group, Inc., a Texas corporation ("Trigon"), in exchange for 4,500,000 shares of Vertel's Common Stock (the "Shares"). The date of the Agreement was also the closing date for the transaction contemplated in such Agreement. The amount of consideration was determined based upon arm's-length negotiations between Vertel and Trigon. The transaction was approved by the unanimous written consent of the holders of the outstanding shares of capital stock of Trigon.

     Trigon develops network software applications and provides consulting services to telecommunications equipment manufacturers who are building equipment to support the converging voice and data communications networks. Trigon also develops, markets and supports object-oriented software solutions for telecommunications network management.

     As of the closing date, the aggregate market value of the consideration based upon the $1.45 closing price of a share of Vertel's common stock as reported on the Nasdaq at 4:00 p.m. Eastern Time was 6,525,000.

     The parties intend that the acquisition qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

     Of the 4,500,000 shares consideration, 675,000 shares were deposited into an escrow account to be held for one year as security for Trigon's indemnification obligations to Vertel.

     Trigon intends to distribute the Shares to its shareholders (the "Shareholders") shortly after the closing in connection with the dissolution of Trigon. In connection with the issuance of the shares of Vertel's common stock to Trigon, Vertel and Trigon delivered a Confidential Joint Information Statement and Placement Memorandum prior to the vote on the transaction by the shareholders of Trigon.

     All of the holders of the outstanding shares of Trigon's preferred stock and common stock have executed a Shareholders Agreement (the "Shareholders Agreement"). Pursuant to the Agreement and the Shareholders Agreement, the holders of the outstanding shares of preferred stock of Trigon are entitled to limited resale S-3 registration rights from Vertel. Specifically, Vertel must use its reasonable efforts after the closing to prepare and file a registration statement on Form S-3 to register for resale, the shares of Vertel's common stock which will be distributed by Trigon to its preferred stock holders. Vertel is not obligated to register the shares of Vertel's common stock distributed to the holders of Trigon common stock and such shares will remain restricted shares.

     Notwithstanding the obligation to use reasonable efforts to register such shares of Vertel's common stock for resale, pursuant to the Shareholders Agreement, all of the holders of common stock and preferred stock of Trigon are subject to a leakage formula with respect to the shares of Vertel's common stock that are distributed to them by Trigon. The leakage formula is set forth in the Shareholders Agreement, a copy of which is attached as an exhibit to the Agreement and Plan of Reorganization and Liquidation.

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        Prior to the acquisition, there were no material relationships between
Trigon or its stockholders and Vertel, any of its affiliates, officers, directors, or any associate of any of its officers or directors.


Item 5  OTHER

        The Board of Vertel authorized and adopted a 2001 Nonqualified Stock Option Plan (the "Plan"), in accordance with applicable laws and Vertel's Articles of Incorporation and Bylaws. Shareholder approval for the Plan was not required. The Plan is an employee benefit program that offers selected individuals the opportunity to buy or receive shares of Vertel's common stock to attract and retain such participant's services and to grant such participant a vested interest in the growth and success of Vertel. The Plan will be administered by the Compensation Committee of Vertel's Board or a senior executive officer authorized by the Board to grant options, subject to certain limitations set by the Board. Vertel has reserved an aggregate of 4,000,000 shares of Vertel's common stock for issuance pursuant to stock awards, or upon the exercise of stock options, granted under the Plan. Options and stock awards under the Plan may be granted to employees and consultants who are engaged or employed to render services to Vertel, or any parent, subsidiary or affiliate of Vertel. Options and stock awards may not be granted under the Plan to executive officers or directors of Vertel. The first grants under the Plan were made on May 30, 2001. The Plan only permits the grant of non-qualified stock options.


Item 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  FINANCIAL STATEMENTS.

        The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K on or before Monday August 13, 2001, by amendment to this Form 8-K.


        (b) PRO FORMA FINANCIAL INFORMATION.

        The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K on or before Monday August 13, 2001, by amendment to this Form 8-K.

        A copy of the press release dated May 31, 2001 issued by Vertel announcing the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        This document may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of the risk factors set forth in Vertel's Forms 10-K and 10-Q reports.

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     (c)   EXHIBITS.

     2.1 Agreement and Plan of Reorganization and Liquidation, dated May 30, 2001, by and between Vertel Corporation and Trigon Technology Group, Inc.

     5.1   2001 Nonqualified Stock Option Plan.

     5.2   Form of Notice of Stock Option Grant.

     5.3   Form of Stock Option Agreement with attached Notice of Exercise.

     99.1  Press Release of Vertel dated May 31, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VERTEL CORPORATION
                                 (Registrant)


Date: June 13, 2001           By:   /s/ Craig Scott
                                 -----------------------------------
                                 Craig Scott
                                 Vice President of Finance, Chief Financial
                                 Officer and Corporate Secretary

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                               INDEX TO EXHIBITS


     Exhibit No    Description
     ----------    -----------

       2.1 Agreement and Plan of Reorganization and Liquidation, dated May 30, 2001, by and between Vertel Corporation and Trigon Technology Group, Inc.

       5.1         2001 Nonqualified Stock Option Plan.

       5.2         Form of Notice of Stock Option Grant.

       5.3         Form of Stock Option Agreement with attached Notice of
                   Exercise.

       99.1        Press Release of Vertel dated May 31, 2001.

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